Exhibit 99.1

FIRST AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This First Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is entered into this 29th day of June, 2012 and made effective as of May 31, 2012, by and among SILICON VALLEY BANK, a California corporation (“Bank”), and EDGAR® ONLINE, INC., a Delaware corporation (“EOI”) and UBMATRIX, INC., a Washington corporation (“UBM”; each of EOI and UBM are individually and collectively referred to herein as the “Borrower”), whose address is 11200 Rockville Pike, Suite 310, Rockville, MD 20852.

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of February 28, 2012 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) temporarily suspend testing of Adjusted EBITDA financial covenant set forth in Section 6.7(a) of the Loan Agreement, (ii) temporarily suspend availability under the revolving loan facility set forth in Section 2.1.1, and (iii) make certain other revisions to the Loan Agreement, all as more fully set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 2.1.1(a) (Availability). Section 2.1.1(a) of the Loan Agreement is amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary contained herein, no borrowing under this Section 2.1.1 shall be permitted from the First Amendment Date through the date on which Bank shall have received the reports required by Sections 6.2(a)(i) and 6.2(b) confirming compliance by Borrower with Section 6.7(a) for the measurement period ending on September 30, 2012.

2.2 Section 6.2(c) (Audits and Inspections). Section 6.2(c) of the Loan Agreement is hereby amended by deleting the penultimate sentence contained therein and replacing it with the following:

Notwithstanding the foregoing, no inspection under this Section 6.2(c) shall be required until after September 30, 2012, unless an Event of Default has occurred and is continuing, in which case Bank may conduct such inspections as are permitted hereunder at its election.

2.3 Section 6.7(a) (Adjusted EBITDA). Section 6.7(a) of the Loan Agreement is amended by adding the following sentence at the end thereof:

Notwithstanding anything to the contrary contained herein, compliance with this Section 6.7(a) shall be temporarily suspended during the Suspension Period.

2.4 Section 6.12 (Sale of Borrower). A new Section 6.12 is hereby added immediately following section 6.11 of the Loan Agreement, which reads as follows:

6.12 Sale of Borrower. Borrower has notified Bank that Borrower expects to be acquired by RR Donnelley on or before September 30, 2012, and that concurrently with such acquisition, all Obligations will be paid in full and this Agreement shall be terminated (subject to Sections 4.1 and 12.10) (collectively, such acquisition, payoff of the Obligations and termination of this Agreement are the “Planned Sale Transaction”). If the Planned Sale Transaction shall not be completed on or before September 30, 2012, this Agreement shall remain in force and effect and Borrower shall be subject to all covenants, conditions and obligations hereunder (including, without limitation, compliance with Section 6.7(a)). Borrower agrees to promptly notify Bank of any material changes to timing and/or terms of the Planned Sale Transaction. Nothing in this Section 6.12 shall be construed as permitting the acquisition of Borrower by RR Donnelley without the concurrent payoff of all Obligations and termination of Bank’s obligation to lend hereunder.

2.5 Section 13 (Definitions). The following terms and their respective definitions are hereby added to Section 13.1 in their proper alphabetical positions:

“First Amendment Date” is June     , 2012.

“Planned Sale Transaction” is defined in Section 6.12.

“Suspension Period” is the period commencing with May 31, 2012 through and including August 31, 2012.

2.6 Section 13 (Definitions). The following term and its definition set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Maturity Date” is February 26, 2013.

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower most recently delivered to Bank remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made and except for the filing regarding the Amendment with the SEC on Form 8-K; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7. Effectiveness. This Amendment shall be deemed effective as of May 31, 2012 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of an amendment fee in an amount equal to $5,000, and (c) payment of Bank’s reasonable legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER

SILICON VALLEY BANK	EDGAR® ONLINE, INC.

By:
By:

Name:	Name:

Title:	Title:

UBMATRIX, INC.

By:

Name:

Title:

[signature page of First Amendment to Amended and Restated Loan and Security Agreement]